EX (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of John Hancock Funds II of our reports dated October 7, 2021, October 13,2021 and October 22, 2021 relating to the financial statements and financial highlights, of each of the funds listed in Appendix A (collectively, the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended August 31, 2021. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Policy Regarding Disclosure of Portfolio Holdings” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2021

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Appendix A

Fund	Opinion Date
John Hancock Multi-Index 2065 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2060 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2055 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2050 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2045 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2040 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2035 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2030 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2025 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2020 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2015 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2010 Lifetime Portfolio	October 7, 2021
John Hancock Multi-Index 2065 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2060 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2055 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2050 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2045 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2040 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2035 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2030 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index 2025 Preservation Portfolio	October 7, 2021
John Hancock Multi-Index Income Preservation Portfolio	October 7, 2021
John Hancock Multimanager 2065 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2060 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2055 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2050 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2045 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2040 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2035 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2030 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2025 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2020 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2015 Lifetime Portfolio	October 7, 2021
John Hancock Multimanager 2010 Lifetime Portfolio	October 7, 2021
John Hancock Alternative Asset Allocation Fund	October 13, 2021
John Hancock Blue Chip Growth Fund	October 13, 2021
John Hancock Emerging Markets Debt Fund	October 13, 2021
John Hancock Emerging Markets Fund	October 13, 2021
John Hancock Equity Income Fund	October 13, 2021
John Hancock Fundamental Global Franchise Fund	October 13, 2021
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John Hancock International Small Company Fund	October 13, 2021
John Hancock Multi-Asset High Income Fund	October 13, 2021
John Hancock Multi-Index Lifestyle Aggressive Portfolio	October 13, 2021
John Hancock Multi-Index Lifestyle Balanced Portfolio	October 13, 2021
John Hancock Multi-Index Lifestyle Conservative Portfolio	October 13, 2021
John Hancock Multi-Index Lifestyle Growth Portfolio	October 13, 2021
John Hancock Multi-Index Lifestyle Moderate Portfolio	October 13, 2021
John Hancock New Opportunities Fund	October 13, 2021
John Hancock Real Estate Securities Fund	October 13, 2021
John Hancock Small Cap Growth Fund	October 13, 2021
John Hancock Small Cap Value Fund	October 13, 2021
John Hancock Capital Appreciation Fund	October 22, 2021
John Hancock Capital Appreciation Value Fund	October 22, 2021
John Hancock Core Bond Fund	October 22, 2021
John Hancock Floating Rate Income Fund	October 22, 2021
John Hancock Global Equity Fund	October 22, 2021
John Hancock Health Sciences Fund	October 22, 2021
John Hancock High Yield Fund	October 22, 2021
John Hancock International Strategic Equity Allocation	October 22, 2021
John Hancock Mid Value Fund	October 22, 2021
John Hancock Opportunistic Fixed Income Fund	October 22, 2021
John Hancock Science & Technology Fund	October 22, 2021
John Hancock Strategic Equity Allocation Fund	October 22, 2021
John Hancock Strategic Income Opportunities Fund	October 22, 2021
John Hancock U.S. Sector Rotation Fund	October 22, 2021
3